Discontinued Operations and Disposal Groups	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations	Discontinued Operations
As disclosed in Note 1, on June 5, 2025, we announced the sale of a controlling equity interest in a newly formed Joint Venture comprised of our IFP Business. At the time of closing, Buyer will acquire a 51% interest in the Joint Venture for a purchase price of approximately $1.7 billion, subject to certain post-closing adjustments set forth in the Purchase Agreement. We will retain a 49% equity interest in the Joint Venture which we expect will initially be recorded at fair value and subsequently accounted for using the equity method of accounting. The transaction is expected to close in mid-2026, pending the satisfaction of consultation requirements and customary closing conditions, including obtaining required regulatory approvals, set forth in the Purchase Agreement.
Financial Information of Discontinued Operations
The following table presents the components of Income from Discontinued Operations, Net of Income Taxes:

	Year Ended December 31
	2024	2023	2022
Net Sales	$3,253	$3,285	$3,223
Cost of products sold	2,362	2,522	2,528
Gross Profit	891	763	695
Marketing, research and general expenses	381	346	323
Other (income) and expense, net	—	1	—
Operating Profit	510	416	372
Nonoperating expense	(1)	(1)	—
Income from discontinued operations before income taxes	509	415	372
Provision for income taxes	(123)	(110)	(90)
Income from Discontinued Operations, Net of Income Taxes	$386	$305	$282
The following table presents significant non-cash items and capital expenditures of discontinued operations:

	Year Ended December 31
	2024	2023	2022
Depreciation and Amortization	$133	$115	$123
Capital Spending	116	100	134
The following table presents the components of assets and liabilities classified as discontinued operations:

	December 31
	2024	2023
Assets
Cash and cash equivalents	$11	$18
Accounts receivable, net	281	299
Inventories	370	406
Other current assets	34	25
Current Assets of Discontinued Operations	$696	$748

Property, Plant and Equipment, Net	$1,229	$1,308
Goodwill	168	191
Other Intangible Assets, Net	7	9
Other Assets	104	122
Non-current Assets of Discontinued Operations	$1,508	$1,630

Liabilities
Debt payable within one year	$4	$4
Trade accounts payable	451	464
Accrued expenses and other current liabilities	228	253
Current Liabilities of Discontinued Operations	$683	$721

Long-Term Debt	$21	$31
Non-current Employee Benefits	15	15
Deferred Income Taxes	26	34
Other Liabilities	77	93
Non-current Liabilities of Discontinued Operations	$139	$173
Joint Venture Agreement and Ancillary Agreements
Upon the closing, K-C, Buyer and the Joint Venture will enter into a joint venture agreement (the "JVA"), which will set forth provisions relating to, among other things, the governance of the Joint Venture following closing, transfer restrictions with respect to the parties’ interests in the Joint Venture, and the option of Buyer to purchase K-C's equity interests in the Joint Venture. We will also enter into certain ancillary agreements including intellectual property rights, transition services agreements (the "TSA") and transitional supply arrangements (the "Supply Agreements"). Pursuant to the TSA, K-C will provide certain services to the Joint Venture, on an interim, transitional basis from and after the closing for an initial duration of 18 months, with certain extension rights provided therein. Pursuant to the Supply Agreements, K-C will manufacture and supply certain products to the Joint Venture and, similarly, the Joint Venture will manufacture and supply certain products to K-C for a period of up to 36 months following the closing with certain extension rights provided therein.